Exhibit 10.1

           FIRST AMENDMENT TO ASSIGNMENT AND AGREEMENT TO CONVERT DEBT


      THIS FIRST AMENDMENT TO ASSIGNMENT AND AGREEMENT TO CONVERT DEBT (this "Amendment") is entered into as of July 22, 2004 (the "Effective Date"), by and between SBS INTERACTIVE, CO., a Florida corporation (the "Company"), and ARTHUR COHN (the "Stockholder" or the "Assignee").

      WHEREAS, the Stockholder, through Karlgar Limited (the "Assignor"), loaned an aggregate of $441,750 to the Company and its wholly-owned subsidiary, SBS
Interactive, Inc., a Nevada corporation (the "Subsidiary") on the terms and conditions set forth in the following documents: $72,000 Convertible Secured Debenture dated October 30, 2002, $30,000 Convertible Secured Debenture dated March 14, 2003, $52,000 Secured Promissory Note dated July 23, 2003, 6% Convertible Secured Debenture dated September 10, 2003, and Amendment No. 1 dated September 10, 2003 to the 6% Convertible Secured Debenture dated September 10, 2003 (collectively, the "Prior Loan Documents");

      WHEREAS, the Stockholder, through the Assignor, loaned an additional $400,000 to the Company and the Subsidiary, which loan was combined with the aggregate amount outstanding on the loans under the Prior Loan Documents on the terms and conditions set forth in that certain First Amended and Restated Convertible Secured Debenture dated as of January 6, 2004 (the "Debenture"), which provided, at the sole option of the Stockholder, through the Assignor, for the conversion of the aggregate amount of $841,750 (excluding interest) outstanding under the Debenture into shares of common stock, par value $0.001 per share of the Company (the "Common Stock") at a conversion price of $0.04 per share;

      WHEREAS, at the request of the Company and the Subsidiary, the Stockholder and the Assignor agreed to convert the aggregate amount of $841,750 outstanding under the Debenture into shares of Common Stock at a conversion price of $0.225 per share in lieu of the conversion price of $0.04 per share under the Debenture, on the terms and conditions set forth in that certain Assignment and Agreement to Convert Debt dated as of March 17, 2004 (the "Conversion Agreement");

      WHEREAS, for the Stockholder and Assignor agreed to the Conversion Agreement, and the reduction in the conversion price from that effective under the Debenture, which had the effect of reducing the number of shares of Common Stock issued to the Stockholder on conversion from 21,043,750 shares of fully paid Common Stock to 3,741,111 shares of fully paid Common Stock and warrants to purchase 4,741,111 shares of Common Stock upon payment of additional consideration, in reliance upon the agreement of the Company and the Subsidiary that the Company and the Subsidiary would raise sufficient additional funds to meet their future financing needs by issuing Common Stock at a per share price of at least $.75 per share with warrants (at an exercise price of at least $1.00 per share) for a number of shares equal to or less than the number of shares of Common Stock purchased in any such future financings (the "Financing Agreement") and the continued accuracy as of the date of the Conversion Agreement of the Company's disclosure regarding the number of shares of Common Stock issued and outstanding as set forth in the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2003;

      WHEREAS, the Company did not complete a financing on the terms of the Financing Agreement and, as a result, the Stockholder has loaned an additional $100,000 to the Company and the Subsidiary, which loan is comprised of a $45,000 loan to the Company on the terms and conditions set forth in the $45,000 Promissory Note (Unsecured) dated May 7, 2004 (the "$45,000 Promissory Note"), and a $55,000 additional loan (the "Additional Loan") to the Company and the Subsidiary which, as of June 7, 2004, was combined with the amount outstanding under the $45,000 Promissory Note on terms and conditions, including conversion rights, warrants and security interests, set forth in the Master Loan Agreement, Promissory Note and Pledge and Security Agreement each dated as of July 22, 2004 between the Company, the Subsidiary and the Stockholder (collectively, the "Loan Documents")

      WHEREAS, without direct or indirect disclosure to the Stockholder or the Assignor, the Company issued 4,250,000 shares of Common Stock to employees, including officers of the Company, and service providers during the month prior to the execution of the Conversion Agreement for no cash consideration and, also without disclosure to the Stockholder or the Assignor, at the time of execution of the Conversion Agreement, the Company planned to issue over 200,000 additional shares of Common Stock to service providers for no cash consideration shortly after execution of the Conversion Agreement (collectively, the "Additional Issuances"); and

      WHEREAS, in accordance with Section 8(a) of the Conversion Agreement, the Company and the Stockholder wish to amend the Conversion Agreement to settle any claims of the Stockholder and the Assignor arising out of the Additional Issuances and the Financing Agreement, and the Stockholder, on behalf of himself and the other "Stockholder Affiliates" (as defined herein), wishes to release the Company and the "Company Affiliates" (as defined herein) from liability in connection with the Additional Issuances and the Financing Agreement, on the terms and conditions set forth in this Amendment.

      NOW, THEREFORE, in consideration of the foregoing recitals, which are hereby incorporated into, and made a part of this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

            1. Capitalized Terms. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Conversion Agreement.

            2. Amendment. The Conversion Agreement is hereby amended as follows:

                  (i) By deleting the reference to "3,741,111" in Section 2(a)(i) thereof, and substituting, in lieu thereof, "11,054,444";

                  (ii) By deleting the reference to "Schedule 13G and the Form 3" in Section 2(c) thereof and substituting, in lieu thereof, "Schedule 13D, Form 3 and Form 4 and any amendments thereto."

                  (iii) By deleting the reference to "December 31, 2004" in the second sentence of Section 3(a) thereof and substituting, in lieu thereof, "that date which is four months following the date of the written request from the Assignee"

                  (iv) By deleting Section 3(b) thereof in its entirety and including the following in lieu thereof:

                  (b) Piggyback Registration. If the Company proposes to register (including for this purpose a registration effected by the Company for a stockholder or stockholders of the Company other than the Assignee ("Other Stockholders")) securities under the Securities Act on Form S-1, S-2, S-3 or SB-2 (or any replacement or successor forms) (a "Piggyback Registration"), the Company shall cause to be included in such registration statement and use reasonable efforts to be registered under the Securities Act all the Registrable Securities that the Assignee shall request to be registered; provided, however, that, unless the registration statement includes Other Stockholders, such right of inclusion shall not apply to any registration statement covering an underwritten offering unless the underwriter or its agent agrees in writing to the inclusion of the Registrable Securities. The Company shall have the absolute right to withdraw or cease to prepare or file any registration statement for any offering referred to in this Section 3 without any obligation or liability to the Assignee.

                  (v) By deleting  the  reference  to "Form 3 and a Form 13G" in
Section 3(c) thereof and substituting, in lieu thereof, "Schedule 13D, Form 3 and Form 4 and any amendments thereto."

                  (vi) By renumbering Section 8 thereof as Section 9, and inserting the following as new Section 8:

                  "8. Company's Covenants.

                  The parties acknowledge that the Assignee resides in Switzerland and has substantial other business interests and, as a result, the Assignee is not in a position to supervise his investment in the Company. Accordingly, the Company agrees that the following covenants are reasonable and necessary to provide the Assignee the ability to protect his investment in the Company. Accordingly, the Company makes the following covenants:

                  (a) Affirmative Covenants. As long as the Assignee holds ten percent (10%) or more of the issued and outstanding shares of Common Stock of the Company, the Company shall ensure that:

                  (1) The Company's periodic reports to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "Periodic Reports"), comply in all material respects with the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading.

                  (2) The Periodic Reports include all certifications and statements required, if any, by (i) the Commission's Order dated June 27, 2002 pursuant to Section 21(a)(1) of the Exchange Act (File No. 4-460), (ii) Rule 13a-14 or 15d-14 under the Exchange Act, and (iii) 18 U.S.C. ss. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), and each of such certifications and statements contain no qualifications or exceptions to the matters certified therein other than a knowledge qualification, permitted under such provision.

                  (3) The Company and the Subsidiary complies with all of the provisions of the Sarbanes-Oxley Act of 2002, and the provisions of the Exchange Act and the Securities Act of 1933, as amended, relating thereto, applicable to the Company and the Subsidiary.

                  (4) The financial statements (including related notes, if any) contained in the Periodic Reports: (i) comply as to form in all material respects with the published rules and regulations of the Commission applicable thereto; (ii) are prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods covered; and (iii) fairly present in all material respects the consolidated financial position of the Company and the Subsidiary as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and the Subsidiary for the periods covered thereby.

                  (5) The Company keeps, and causes the Subsidiary to keep, adequate records and books of account with respect to its business activities and properties, in which proper entries are made in accordance with customary accounting practices reflecting all financial transactions.

                  (6) Promptly after the sending or filing thereof, as the case may be, of copies of any Periodic Reports, proxy or information statements, registration statements or other documents with the Commission or any governmental authority which may be substituted therefor, the Company shall provide such documents to the Assignee.

            (b) Negative Covenants. As long as the Assignee holds ten percent (10%) or more of the issued and outstanding shares of Common Stock of the Company, the Company shall not, unless otherwise consented to in writing by the
Assignee:

            (1) Issue, or permit the Subsidiary to issue, any shares of capital stock, or rights, options or warrants to purchase capital stock, or securities convertible into capital stock; provided, however, that, without such consent, the Company shall be permitted to issue, in the aggregate, up to three-hundred and fifty thousand (350,000) shares of Common Stock (subject to adjustment for stock splits, combinations and similar transactions).

            (2) Merge or consolidate, or permit the Subsidiary to merge or consolidate, with any person or entity; nor acquire, nor permit the Subsidiary to acquire, all or any substantial part of the properties of any person or entity; nor sell, lease or otherwise dispose of, nor permit the Subsidiary to sell, lease or otherwise dispose of, any of its properties, except for sales of inventory in the ordinary course of business.

            (3) Make, or permit the Subsidiary to make, any loans or other advances of money to any person or entity, other than (a) advances of salary to employees, (b) extensions of trade credit, (c) deposits with financial institutions, and (d) prepaid expenses, in each case, in the ordinary course of business.

            (4) Create, incur, assume, or suffer to exist, or permit the Subsidiary to create, incur, assume, or suffer to exist, any indebtedness, except for trade credit in the ordinary course of business.

            (5) Declare or make, or permit the Subsidiary to declare or make, any dividends or other distributions with respect to capital stock, or redeem or repurchase any capital stock.

            (6) Enter into, or be a party to, or permit the Subsidiary to enter into or be a party to, any transaction with any affiliate of the Company or the Subsidiary or any holder of any capital stock of the Company or the Subsidiary.

            (7) Create or acquire, or permit the Subsidiary to create or acquire, any subsidiary or joint venture arrangement.

            (8) Agree to, or permit to occur, any amendment, supplement or addition to the Company's or the Subsidiary's charter, articles or certificate of incorporation, bylaws or other organizational documents.

            (c) Preemptive Rights.

            (1) As long as the Assignee holds ten percent (10%) or more of the issued and outstanding shares of Common Stock of the Company, prior to any sale or issuance by the Company of any shares of capital stock of the Company, or rights, options or warrants to purchase such shares, or securities convertible into such shares (collectively, "New Securities"), the Company shall first offer to sell the New Securities to the Assignee by delivering a notice (the "New Issuance Notice") to the Assignee stating the number and type of New Securities which the Company desires to sell, and the price (the "Offer Price") and other material terms and conditions upon which the Company desires to sell the New Securities.

            (2) The Assignee shall have the option, exercisable in writing (the "Reply Notice") for a period of fifteen (15) days after the effective date of the New Issuance Notice, to elect to purchase (at the Offer Price and on the terms and conditions specified in the New Issuance Notice) up to the Assignee's "Pro-Rata Share" (as defined herein) of the New Securities. For purposes hereof, "Pro-Rata Share" shall be the product of (A) the aggregate number of New Securities set forth in the New Issuance Notice, multiplied by (B) the quotient of (x) the number of issued and outstanding shares of Common Stock owned by the Assignee as of the effective date of the New Issuance Notice, divided by (y) the aggregate number of issued and outstanding shares of Common Stock owned by all stockholders as of such date.

            (3) If the Assignee elects not to purchase any of the New Securities, the Company shall have sixty (60) days to sell any or all of the New Securities on terms and conditions no more favorable to the purchasers than those set forth in the New Issuance Notice. Upon termination of such sixty (60) day period, the Company shall not thereafter sell any New Securities without first offering such New Securities to the Assignee in the manner set forth herein.

            (d) Indemnification. The Company shall indemnify and hold harmless the Assignee, his heirs, executors, personal representatives, affiliates, successors and assigns, from and against any and all losses, liabilities, damages, penalties, costs, fees and expenses (including legal fees and disbursements) which may result, directly or indirectly, from the Company's misrepresentations or misstatements contained in this Agreement or breaches hereof."

            (vii) By deleting the references in Section 8(d) thereof (as renumbered as Section 9(d)) to "Greg Suess, 10250 Constellation Boulevard, 19th Floor, Los Angeles, California 90067, facsimile number (310) 556-2920" and "Los Angeles time," and substituting in lieu thereof, "Michael Conron, 1800 Mercantile Bank & Trust Building, Baltimore, Maryland 21201, facsimile number
(410) 244-7742, or such other address or facsimile number as the Assignee may specify for such purposes by notice to the Company delivered in accordance with this Section" and "Baltimore Maryland time" respectively.

                  (viii) By  deleting  the last  sentence  of  paragraph  (e) of
Section 8 and substituting, in lieu thereof, "The Assignee may assign its respective rights hereunder."

            (ix) By adding new paragraph (i) to Section 8 thereof (as renumbered as Section 9) as follows:

                  (i) Time is of the Essence. Time is of the essence in this Agreement.

                  3. Representations by Company. The Company hereby represents and warrants to the Stockholder as follows, as of the Effective Date:

                  (i) Each of the  representations  and  warranties set forth in
Section 5 of the Conversion Agreement are true and correct as of the Effective Date as though made on such date. For purposes hereof, the term "Agreement," as used in such Section 5, shall mean and include each of the Conversion Agreement and this Amendment.

                  (ii) The authorized capital stock of the Company, immediately prior to the Effective Date consists of 50,000,000 shares of Common Stock, par value $0.001 per share, 20,279,557 shares of which are issued and outstanding. The authorized capital stock of the Company on and immediately after the Effective Date (taking into account the transactions contemplated in this Agreement) shall consist of 50,000,000 shares of Common Stock, par value $0.001 per share, 27,592,890 shares of which will be issued and outstanding. Except for the Subsidiary, the Company has no subsidiaries. The Subsidiary has no subsidiaries. The Subsidiary is duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company owns all of the issued and outstanding shares of capital stock of the Subsidiary and such shares are duly authorized, validly issued fully paid and nonassessible and free of any liens or encumbrances. Except as set forth on Schedule 1 hereof, neither the Company nor the Subsidiary: (a) has any authorized or outstanding subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company or the Subsidiary; (b) is committed to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company or the Subsidiary; and/or (c) has any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as provided in this Amendment, no person or entity is entitled to any preemptive or similar right with respect to the issuance of any capital stock of the Company or the Subsidiary. Each of the Company and the Subsidiary has provided copies of its respective Articles of Incorporation and Bylaws, in each case as amended through, and in effect on, the date of this Amendment.

                  (iii) The Company,  the Board of Directors and the  Subsidiary
have taken all necessary steps to render any "business combination," "moratorium," "control share" or other state anti-takeover statute or regulation applicable to the Company inapplicable to the Stockholder, the Debenture, the $45,000 Promissory Note, the Prior Loan Documents, the Shares, the Warrants and the transactions contemplated therein, including the issuance of shares of Common Stock on the terms and conditions set forth therein.

                  (iv) The execution, delivery and performance of the Agreement and this Amendment do not and will not (with or without the passage of time or the giving of notice): (a) violate or conflict with the articles of incorporation or bylaws of the Company or the Subsidiary; (b) violate or conflict with any law, regulation, judgment or order applicable to the Company or the Subsidiary; (c) violate any rule of any self-regulatory organization applicable to the Company or the Subsidiary; (d) violate or conflict with, result in a breach of, constitute a default or otherwise cause any loss of benefit under any material agreement or other material obligation to which the Company and/or the Subsidiary is a party, or by which the Company, the Subsidiary and/or any of their respective properties are otherwise bound; (e) result in the creation of any encumbrance pursuant to, or give rise to any penalty, acceleration of remedies, right of termination or otherwise cause any alteration of any rights or obligations of any party under any contract to which the Company and/or the Subsidiary is a party or by which the Company, the Subsidiary and/or any of their respective properties are otherwise bound; or (f) require any consent, notice, authorization, waiver by or filing with any governmental agency, administrative body or other third party, other than the filing of a Form D with the Securities and Exchange Commission (the "Commission") and any state securities commission.

                  (v) The Company's periodic reports filed pursuant to the Exchange Act (the "Past Periodic Reports"), comply in all material respects with the provisions of the Exchange Act of 1934 and the rules promulgated thereunder and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading. The Past Periodic Reports include all certifications and statements required, if any, by (A) the Commission's Order dated June 27, 2002 pursuant to
Section 21(a)(1) of the Exchange Act (File No. 4-460), (B) Rule 13a-14 or 15d-14 under the Exchange Act, and (C) 18 U.S.C. ss. 1350 (Section 906 of the
Sarbanes-Oxley Act of 2002), and each of such certifications and statements contain no qualifications or exceptions to the matters certified therein other than a knowledge qualification, permitted under such provision, and have not been modified or withdrawn, and neither the Company nor any of its officers has received any notice from the Commission or any other governmental body questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications or statements. The Company is in material compliance with all of the provisions of the Sarbanes-Oxley Act of 2002, and the provisions of such Exchange Act and the Securities Act of 1933, as amended, relating thereto, applicable to the Company. The financial statements (including related notes, if any) contained in the Past Periodic Reports: (i) complied as to form in all material respects with the published rules and regulations of the Commission applicable thereto; (ii) were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods covered; and (iii) fairly presented in all material respects the consolidated financial position of the Company and the Subsidiary as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and the Subsidiary for the periods covered thereby.

                  (vi) As of the date of this Amendment, and as a condition of the execution and delivery of this Amendment by the Stockholder, the officers of the Company have delivered an officers' certificate (the "Officers' Certificate") to the Stockholder certifying certain documents and actions of the Board of Directors and the officer of the Subsidiary has delivered an officer's certificate (the "Subsidiary Officers' Certificate") to the Stockholder certifying certain documents and actions of the board of directors of the Subsidiary.

                  (vii) The Company has all requisite power and authority (corporate or otherwise) to execute, deliver and perform this Amendment and the transactions contemplated hereby, and the execution, delivery and performance by the Company of this Amendment has been duly authorized by all requisite action by the Company, including approval by each Disinterested Director and this Amendment, when executed and delivered by the Company, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  (viii) The Stockholder may be deemed an "interested shareholder" of the Corporation as such term is defined in Section 607.0901 of the Florida Business Corporation Act; Todd Gotlieb has been a member of the Board of Directors since October 29, 2002 and Sam Ash has been a member of the Board of Directors since September 30, 2003 and was elected to fill a vacancy on the Board of Directors by Todd Gotlieb, who, at the time of the election of Sam Ash to the Board of Directors, was the sole member of the Board; and each of Todd Gotlieb and Sam Ash is a "disinterested director," as such term is defined in Section 607.0901 of the Florida Business Corporation Act (each, a "Disinterested Director"), with respect to the Stockholder.

                  (ix)  At the  time  each  of  the  Conversion  Agreement,  the
Debenture, the $45,000 Promissory Note, each of the Prior Loan Documents, each of the Loan Documents and the transactions included therein, including the issuance  of  shares  of Common  Stock on the  terms  and  conditions  set forth therein, was authorized, executed and delivered by the Company (and the Subsidiary, where applicable), the Company (and the Subsidiary, where applicable) had all requisite power and authority (corporate or otherwise) to execute, deliver and perform each of the Debenture, the $45,000 Promissory Note, each of the Prior Loan Documents, each of the Loan Documents and the transactions included therein, including the issuance of Common Stock on the terms and conditions set forth therein, respectively, the execution, delivery and performance by the Company (and the Subsidiary, where applicable) of each of the Conversion Agreement, the Debenture, the $45,000 Promissory Note, each of the Prior Loan Documents, each of the Loan Documents and each of the transactions included therein, including the issuance of shares of Common Stock on the terms and conditions set forth therein, have been duly authorized by all requisite action by the Company (and the Subsidiary, where applicable), including, in each case, approval by each Disinterested Director prior to the date of each of the Conversion Agreement, the Debenture, the $45,000 Promissory Note, each of the Prior Loan Documents, each of the Loan Documents and each of the transactions included therein, including the issuance of shares of Common Stock on the terms and conditions set forth therein, respectively, and each of the Conversion Agreement, the Debenture, the $45,000 Promissory Note, each of the Prior Loan Documents and each of the Loan Documents have been executed and delivered by the Company (and the Subsidiary, where applicable), and constitute a valid and binding obligation of the Company (and the Subsidiary, where
applicable),   enforceable  against  the  Company  (and  the  Subsidiary,  where applicable) in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) except to the extent that the Debenture, the 45,000 Promissory Note and/or any of the Prior Loan Documents has been superceded by the Debenture, any of the Prior Loan Documents, any of the Loan Documents, the Conversion Agreement and/or this Amendment.

                  (x) At the time the Additional Loan and the transactions included therein, including the issuance of Common Stock on the terms and conditions set forth therein, was authorized and entered into by the Company and the Subsidiary, the Company and the Subsidiary had all requisite power and authority (corporate or otherwise) to enter into and perform the Additional Loan and the transactions included therein, including the issuance of Common Stock on the terms and conditions set forth therein, the entry into and performance by the Company and the Subsidiary of Additional Loan and the transactions included therein, including the issuance of Common Stock on the terms and conditions set forth therein, have been duly authorized by all requisite action by the Company and the Subsidiary, including approval by each Disinterested Director prior to the date of the Additional Loan and each of the transactions included therein, including the issuance of Common Stock on the terms and conditions set forth therein, the Additional Loan was validly entered into by the Company and the Subsidiary, and constitutes a valid and binding obligation of the Company and the Subsidiary enforceable against the Company and the Subsidiary in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) except to the extent that the Additional Loan has been superceded by the Loan Documents and the Loan Documents fairly and accurately reflect the agreement of the Company, the Subsidiary and the Stockholder at the time the Additional Loan was made.

                  (xi) No representation or warranty by the Company contained in the Agreement and/or this Amendment or any information in any schedule, instrument, or document furnished or to be furnished by the Company, the Subsidiary, or any of their respective officers, directors, employees, agents or representatives pursuant hereto (including, but not limited to, the Officers' Certificate and the Subsidiary Officer's Certificate), contains any untrue statement of a material fact or omits or fails to state any material fact necessary in order to make the statements contained therein, in light of the circumstances in which made, not misleading.

                  4. Release. The Stockholder, for himself and his past, present and future heirs, executors, personal representatives, affiliates, successors and assigns (separately and collectively, the "Stockholder Affiliates"), does hereby irrevocably and unconditionally release, acquit, remise, exonerate and forever discharge the Company, the Subsidiary and their respective past, present and future officers, directors, successors and assignors (separately and collective, the "Company Affiliates"), of and from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, claims, demands, grievances, allegations, covenants, contracts, controversies, promises, agreements, damages, costs and expenses, attorneys fees, obligations, liabilities and judgments, of whatever kind or nature, known or unknown, now existing or which may develop in the future, in law or in equity or otherwise (collective, "Claims"), which the Stockholder or Stockholder Affiliates (or any of them) ever had, now has, or can, shall or may have in the future, against the Company or the Company Affiliates (or any of them), from the beginning of time through the Effective Date with respect to the Financing Agreement and the Additional Issuances, except for any and all Claims by the Stockholder or Stockholder Affiliates (or any of them) relating to this Amendment.

                  5. Reimbursement of Stockholder's Fees and Expenses. The Company shall be responsible for, and shall pay or reimburse the Stockholder for, all the fees and expenses of the Stockholder's legal counsel relating to the preparation and negotiation of the Conversion Agreement and this Amendment, the consummation of the transactions contemplated thereby and hereby, all filings related thereto and hereto with the Commission or any other governmental agency, and any and all disputes arising out of the Conversion Agreement, this Amendment and/or such transactions. The provisions of this Section 5 are in addition to and not in limitation of any provisions of the Conversion Agreement governing the same subject matter.

                  6. Ratification. The parties hereto expressly ratify, affirm and adopt the Agreement as amended herein, and agree that the Agreement as amended shall continue in full force and effect in accordance with its terms. In the event there are any conflicts between the terms of the Agreement and this Amendment, this Amendment shall control.

                  7. Remedies. The Company acknowledges and agrees that irreparable damage to the Stockholder would result in the event the Conversion Agreement and this Amendment are not specifically enforced. Therefore, the rights and obligations of the parties herein shall be enforceable in a court by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies, and all other remedies provided for in the Agreement and/or in this Amendment, shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which the Stockholder may have under the Agreement, this Amendment or otherwise.

                  8. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. The Company may not assign its rights or obligations hereunder without the prior written consent of the Stockholder. The Stockholder may assign its respective rights hereunder.

                  9. Entire Agreement.The Agreement and this Amendment constitute the entire agreement between the parties pertaining to the subject matter hereof, and supercede all prior and contemporaneous agreements, understandings, negotiations and discussions of the parties whether oral or written.

                  10. Governing Law; Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Amendment and/or the Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Amendment and/or the Agreement shall be commenced in the United States District Court for the Northern District of Maryland or any state court located in Baltimore, Maryland (the "Applicable Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Applicable Courts for the adjudication of any dispute this under this Amendment and/or the Agreement or in connection with this Amendment and/or the Agreement or with any transaction contemplated by this Amendment and/or the Agreement or discussed in this Amendment and/or the Agreement, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such Applicable Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment and/or the Agreement.

                  11. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original  and all of which  taken  together  shall  constitute  one and the same
Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, each party hereto has executed this Amendment, or caused this Amendment to be executed by its duly authorized officer, as of the Effective Date.


WITNESS                                              COMPANY:

                                                     SBS INTERACTIVE, CO.

                                                  By: /s/ Todd Gotlieb    (SEAL)
                                                      --------------------------
                                                      Name:  Todd Gotlieb
                                                      Title:  President


                                                     STOCKHOLDER:


                                                      /s/ Arthur Cohn
                                                      --------------------------
                                                      Arthur Cohn

   [Signature Page to First Amendment to Assignment and Agreement to Convert]